EXHIBIT NO. 99.(h) 14

As of May 7, 2020

Attachment 1 to Exhibit D

Fund	Fee Type
MFS Series Trust I — MFS Core Equity Fund	Flat fee + asset based fee
MFS Series Trust I — MFS Low Volatility Equity Fund	Flat fee + asset based fee
MFS Series Trust I — MFS Low Volatility Global Equity Fund	Flat fee + asset based fee
MFS Series Trust I — MFS New Discovery Fund	Flat fee + asset based fee
MFS Series Trust I — MFS Research International Fund	Flat fee + asset based fee
MFS Series Trust I — MFS Technology Fund	Flat fee + asset based fee
MFS Series Trust I — MFS U.S. Government Cash Reserve Fund	Flat fee + asset based fee
MFS Series Trust I — MFS Value Fund	Flat fee + asset based fee
MFS Series Trust II — MFS Growth Fund	Flat fee + asset based fee
MFS Series Trust III — MFS Global High Yield Fund	Flat fee + asset based fee
MFS Series Trust III — MFS High Income Fund	Flat fee + asset based fee
MFS Series Trust III — MFS Municipal High Income Fund	Flat fee + asset based fee
MFS Series Trust IV — MFS Blended Research Emerging Markets Equity Fund	Flat fee + asset based fee
MFS Series Trust IV — MFS Blended Research Global Equity Fund	Flat fee + asset based fee
MFS Series Trust IV — MFS Blended Research International Equity Fund	Flat fee + asset based fee
MFS Series Trust IV — MFS Global New Discovery Fund	Flat fee + asset based fee
MFS Series Trust IV — MFS Mid Cap Growth Fund	Flat fee + asset based fee
MFS Series Trust IV — MFS U.S. Government Money Market Fund	Flat fee + asset based fee
MFS Series Trust V — MFS International New Discovery Fund	Flat fee + asset based fee
MFS Series Trust V — MFS Research Fund	Flat fee + asset based fee
MFS Series Trust V — MFS Total Return Fund	Flat fee + asset based fee
MFS Series Trust VI — MFS Global Equity Fund	Flat fee + asset based fee
MFS Series Trust VI — MFS Global Total Return Fund	Flat fee + asset based fee
MFS Series Trust VI — MFS Utilities Fund	Flat fee + asset based fee
MFS Series Trust VII — MFS Equity Income Fund	Flat fee + asset based fee
MFS Series Trust VIII — MFS Global Growth Fund	Flat fee + asset based fee
MFS Series Trust VIII — MFS Strategic Income Fund	Flat fee + asset based fee
MFS Series Trust IX — MFS Corporate Bond Fund	Flat fee + asset based fee
MFS Series Trust IX — MFS Inflation-Adjusted Bond Fund	Flat fee + asset based fee
MFS Series Trust IX — MFS Limited Maturity Fund	Flat fee + asset based fee
MFS Series Trust IX — MFS Municipal Limited Maturity Fund	Flat fee + asset based fee
MFS Series Trust IX — MFS Total Return Bond Fund	Flat fee + asset based fee
MFS Series Trust X — MFS Blended Research Growth Equity Fund	Flat fee + asset based fee
MFS Series Trust X — MFS Blended Research Mid Cap Equity Fund	Flat fee + asset based fee
MFS Series Trust X — MFS Blended Research Small Cap Equity Fund	Flat fee + asset based fee
MFS Series Trust X — MFS Blended Research Value Equity Fund	Flat fee + asset based fee
MFS Series Trust X — MFS Emerging Markets Debt Fund	Flat fee + asset based fee
MFS Series Trust X — MFS Emerging Markets Debt Local Currency Fund	Flat fee + asset based fee
MFS Series Trust X — MFS Emerging Markets Equity Fund	Flat fee + asset based fee
MFS Series Trust X — MFS Global Bond Fund	Flat fee + asset based fee
MFS Series Trust X — MFS International Growth Fund	Flat fee + asset based fee
MFS Series Trust X — MFS International Intrinsic Value Fund	Flat fee + asset based fee
MFS Series Trust X — MFS International Large Cap Value Fund	Flat fee + asset based fee
MFS Series Trust X — MFS Managed Wealth Fund	Flat fee + asset based fee
MFS Series Trust XI — MFS Blended Research Core Equity Fund	Flat fee + asset based fee
MFS Series Trust XI — MFS Mid Cap Value Fund	Flat fee + asset based fee
MFS Series Trust XIII — MFS Diversified Income Fund	Flat fee + asset based fee

As of May 7, 2020

MFS Series Trust XIII — MFS Global Real Estate Fund	Flat fee + asset based fee
MFS Series Trust XIII — MFS Government Securities Fund	Flat fee + asset based fee
MFS Series Trust XIII — MFS New Discovery Value Fund	Flat fee + asset based fee
MFS Series Trust XV — MFS Commodity Strategy Fund	Flat fee + asset based fee
MFS Series Trust XV — MFS Global Alternative Strategy Fund	Flat fee + asset based fee
MFS Series Trust XVI — MFS Prudent Investor Fund	Flat fee + asset based fee
MFS Municipal Series Trust — MFS Alabama Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust — MFS Arkansas Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust — MFS California Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust — MFS Georgia Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust — MFS Maryland Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust — MFS Massachusetts Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust — MFS Mississippi Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust — MFS Municipal Income Fund	Flat fee + asset based fee
MFS Municipal Series Trust — MFS New York Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust — MFS North Carolina Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust — MFS Pennsylvania Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust — MFS South Carolina Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust — MFS Tennessee Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust — MFS Virginia Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust — MFS West Virginia Municipal Bond Fund	Flat fee + asset based fee
Massachusetts Investors Growth Stock Fund	Flat fee + asset based fee
Massachusetts Investors Trust	Flat fee + asset based fee
MFS Closed-End Funds — MFS Charter Income Trust	Flat fee + asset based fee
MFS Closed-End Funds — MFS Government Markets Income Trust	Flat fee + asset based fee
MFS Closed-End Funds — MFS High Income Municipal Trust	Flat fee + asset based fee
MFS Closed-End Funds — MFS High Yield Municipal Trust	Flat fee + asset based fee
MFS Closed-End Funds — MFS Intermediate High Income Fund	Flat fee + asset based fee
MFS Closed-End Funds — MFS Intermediate Income Trust	Flat fee + asset based fee
MFS Closed-End Funds — MFS Investment Grade Municipal Trust	Flat fee + asset based fee
MFS Closed-End Funds — MFS Multimarket Income Trust	Flat fee + asset based fee
MFS Closed-End Funds — MFS Municipal Income Trust	Flat fee + asset based fee
MFS Closed-End Funds — MFS Special Value Trust	Flat fee + asset based fee
MFS Institutional Trust — MFS Institutional International Equity Fund	Flat fee + asset based fee
MFS Variable Insurance Trust — MFS Global Equity Series	Flat fee + asset based fee
MFS Variable Insurance Trust — MFS Growth Series	Flat fee + asset based fee
MFS Variable Insurance Trust — MFS Investors Trust Series	Flat fee + asset based fee
MFS Variable Insurance Trust — MFS Mid Cap Growth Series	Flat fee + asset based fee
MFS Variable Insurance Trust — MFS New Discovery Series	Flat fee + asset based fee
MFS Variable Insurance Trust — MFS Research Series	Flat fee + asset based fee
MFS Variable Insurance Trust — MFS Total Return Bond Series	Flat fee + asset based fee
MFS Variable Insurance Trust — MFS Total Return Series	Flat fee + asset based fee
MFS Variable Insurance Trust — MFS Utilities Series	Flat fee + asset based fee
MFS Variable Insurance Trust — MFS Value Series	Flat fee + asset based fee
MFS Variable Insurance Trust II — MFS Blended Research Core Equity Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II — MFS Core Equity Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II — MFS Corporate Bond Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II — MFS Emerging Markets Equity Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II — MFS Global Governments Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II — MFS Global Growth Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II — MFS Global Research Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II — MFS Global Tactical Allocation Portfolio	Flat fee + asset based fee

As of May 7, 2020

MFS Variable Insurance Trust II — MFS Government Securities Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II — MFS High Yield Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II — MFS International Growth Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II — MFS International Intrinsic Value Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II — MFS Massachusetts Investors Growth Stock Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II — MFS U.S. Government Money Market Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II — MFS Research International Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II — MFS Strategic Income Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II — MFS Technology Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust III — MFS Blended Research Small Cap Equity Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust III — MFS Global Real Estate Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust III — MFS Inflation-Adjusted Bond Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust III — MFS Limited Maturity Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust III — MFS Mid Cap Value Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust III — MFS New Discovery Value Portfolio	Flat fee + asset based fee

MFS Series Trust III — MFS High Yield Pooled Portfolio	Flat fee only
MFS Series Trust X — MFS Aggressive Growth Allocation Fund	Flat fee only
MFS Series Trust X — MFS Conservative Allocation Fund	Flat fee only
MFS Series Trust X — MFS Growth Allocation Fund	Flat fee only
MFS Series Trust X — MFS International Diversification Fund	Flat fee only
MFS Series Trust X — MFS Moderate Allocation Fund	Flat fee only
MFS Series Trust XII — MFS Lifetime 2020 Fund	Flat fee only
MFS Series Trust XII — MFS Lifetime 2025 Fund	Flat fee only
MFS Series Trust XII — MFS Lifetime 2030 Fund	Flat fee only
MFS Series Trust XII — MFS Lifetime 2035 Fund	Flat fee only
MFS Series Trust XII — MFS Lifetime 2040 Fund	Flat fee only
MFS Series Trust XII — MFS Lifetime 2045 Fund	Flat fee only
MFS Series Trust XII — MFS Lifetime 2050 Fund	Flat fee only
MFS Series Trust XII — MFS Lifetime 2055 Fund	Flat fee only
MFS Series Trust XII — MFS Lifetime 2060 Fund	Flat fee only
MFS Series Trust XII — MFS Lifetime Income Fund	Flat fee only
MFS Series Trust XIV — MFS Institutional Money Market Portfolio	Flat fee only
MFS Variable Insurance Trust III — MFS Conservative Allocation Portfolio	Flat fee only
MFS Variable Insurance Trust III — MFS Growth Allocation Portfolio	Flat fee only
MFS Variable Insurance Trust III — MFS Moderate Allocation Portfolio	Flat fee only